Exhibit 32.2


                    CERTIFICATIONS OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


         I, C. Steven Guenthner, Chief Financial Officer of Almost Family, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    November 12, 2004                  By  /s/ C. Steven Guenthner
         -----------------                    -------------------------

                                              C. Steven Guenthner
                                              Senior Vice President & Chief
                                              Financial Officer




A signed copy of this original statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff on request.